Exhibit 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of July 2, 2015, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), and LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”; collectively with the Trust, the “Borrowers” and each a “Borrower”), each of the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (the “Agent”).
WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of February 12, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 30, 2013, and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of March 28, 2014 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower, the Requisite Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
Section 1    Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended by deleting the word “and” at the end of clause (h) of Section 9.2., deleting the period at the end of clause (i) of Section 9.2. and substituting in its place “; and”, and adding the following clause (j) immediately after clause (i) of Section 9.2.:
“(j)    the Trust may redeem or repurchase common stock of the Trust in an aggregate amount not to exceed $50,000,000.00 during the term of this Agreement.”
Section 2    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by the Borrowers and the Requisite Lenders.
Section 3    Representations. Each Borrower represents and warrants to the Agent and each Lender as follows:
(a)    Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding in law or equity).

(b)    Compliance with Laws, etc. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any indenture, agreement or other instrument to which any Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower.
(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
Section 4    Reaffirmation of Representations by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.
Section 5    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
Section 6    Expenses. The Borrowers shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 7    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, and shall be deemed a Loan Document.
Section 8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE FULLY PERFORMED, IN SUCH STATE (INCLUDING, FOR SUCH PURPOSE, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).
Section 9    Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only.
Section 10    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
Section 11    Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Joseph Bonventre
Name: Joseph Bonventre
Title: Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.

By: LEX GP-1 Trust, its sole general partner

By:	/s/ Joseph Bonventre
Name: Joseph Bonventre
Title: Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jane E. McGrath
Jane E. McGrath
Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

WELLS FARGO BANK, N. A.

By:	/s/ D. Bryan Gregory
D. Bryan Gregory
Director

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Luis Donoso
Luis Donoso
Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BANK OF AMERICA, N.A.

By:	/s/ Kurt Mathison
Kurt Mathison
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Gordon J. Clough
Gordon J. Clough
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

CITIZENS BANK, N.A. f/k/a
RBS CITIZENS, N.A., as a Lender

By:	/s/ Donald W. Woods
Donald W. Woods
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

TD BANK, N.A.

By:	/s/ Brian Welch
Brian Welch
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Frederick H. Denecke
Frederick H. Denecke
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Rita Lai
Rita Lai
Senior Credit Banker

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

REGIONS BANK

By:	/s/ John Fulton
John Fulton
Assistant Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

FIFTH THIRD BANK

By:	/s/ Thomas Jeffery
Thomas Jeffery
Senior Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskiy
Vanessa Kurbatskiy
Vice President

[Signature Page to Fourth Amendment to Second Amended and Restated Credit Agreement
with Lexington Realty Trust et al.]

BRANCH BANK AND TRUST COMPANY

By:	/s/ Ahaz Armstrong
Ahaz Armstrong
Vice President